Mid-2Q Update Virtual Investor Meetings June 17, 2025

2 Forward-Looking Statements This presentation may contain certain forward-looking statements about Arrow Financial Corporation (“Arrow” or the “Company”). Forward-looking statements, as defined in Section 21E of the Securities Exchange Act of 1934, as amended, include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the banking industry or securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. We are not obligated to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 10-K”), the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, and the first quarter 2025 earnings release (the “1Q Earnings Release”) and the related Investor Presentation, both issued on May 1, 2025.

3 Net Interest Margin – QTD May 2025 1 1Yield includes the impact of deferred fees and amortization of loan origination costs 2FTE has historically been 1-2 bps higher than NIM reported under GAAP 2.98% 2.63% 2.55%2.55% 2.62% 2.69% 2.79% 2.85% 3.08% 3.12% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 All NIM 2024 and beyond presented on a fully taxable equivalent basis (FTE2) 2.62% 2.69% 2.79% 2.85% 3.08% 3.12% 5.01% 5.17% 5.27% 5.30% 5.30% 5.34% 2.06% 2.12% 2.12% 2.15% 1.96% 1.96% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 NIM Average Loan Yield for the Period Shown Cost of Deposits Strong NIM expansion through May 2025 – further expansion expected… but moderating absent additional rate cuts

4 Quarterly ROA Trends – QTD May 2025 0.73% 0.82% 0.84% 0.72% 0.91% 0.99% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Quarterly ROA Reported ROA Adjusted ROA* 0.41% 0.59% • 4Q24 Adjusted ROA excludes 9bps of bank unification-related expenses and write-offs and 22bps related to securities portfolio restructuring • 1Q25 Adjusted ROA excludes 5bps of bank unification expenses and 27bps related to specific reserve on CRE loan (subsequently charged off) • 2QTD25 Adjusted ROA excludes bank unification expenses >1.00%

5 Loan Rates & Trends • Loan origination rates exceed portfolio rates • 2QTD loan volume in line with 1Q25 • Loan pipeline in line with prior year • FY25 loan growth anticipated to be low single digits 1Average portfolio rates as of the last day of the reporting period Consumer CRE C&I RRE 2QTD Avg. Origination Rates 7.09% 6.43% 6.75% 6.38% 1Q24 2Q24 3Q24 4Q24 1Q25 May 2025 Consumer 5.70% 5.99% 6.19% 6.32% 6.44% 6.52% Commercial Real Estate (CRE) 5.34% 5.38% 5.36% 5.31% 5.32% 5.26% C&I 5.14% 5.27% 5.36% 5.36% 5.37% 5.43% Residential Real Estate (RRE) 4.41% 4.51% 4.61% 4.66% 4.70% 4.75% Total Loans 5.14% 5.25% 5.35% 5.40% 5.45% 5.49%

6 Deposit Rates & Trends Exit Rate1 Exit Rate1 Exit Rate1 Demand (Non-Interest Bearing) 0.00% 0.00% 0.00% Interest Bearing Checking 1.12% 1.02% 1.03% Savings and Money Market 2.65% 2.53% 2.51% Time Deposits 3.60% 3.44% 3.42% Total 1.92% 1.80% 1.79% 4Q 2024 1Q 2025 May 2025 • Disciplined pricing continues to favorably impact core deposit rates  Deposit cost reduction moderating absent additional Fed rate cuts  Deposit market remains very competitive • ~$50M of CDs set to reprice lower by the end of 2Q25 1Average rates as of the last day of the reporting period

7 Credit Quality • Non-Performing Loans (NPLs) to Total Loans was 0.17% as of May 31, 2025 • YTD Charge-off Ratio was 0.35% through May 2025 • YTD Charge-off Ratio was 0.08%, excl. $15M CRE loan participation1charge-off 0.43% 0.45% 0.51% 0.68% 0.57%0.58% 0.62% 0.76% 0.56% 0.61% 0.60% 0.60% 0.53% 0.55% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Delinquent Loans to Total Loans – Excl. $15M CRE Loan Participation1 1$3.8M reserved in 1Q25 and subsequently foreclosed and charged off in 2Q25; additional information can be found in the 1Q 2025 Investor Presentation and the 8-K dated April 16, 2025

8 Capital & Ownership • TCE of 8.72% as of May 31, 2025, up from 8.56% at 1Q25 • YTD 2025 Share Repurchase Activity  YTD through June 13, 2025, ~$8.5M of stock repurchases o ~324.5K shares at an average price of $26.23  2QTD, ~$5.1M of stock repurchases o ~196.5K shares at an average price of $26.06 • Stock Ownership as of June 13, 2025  Approximately 16.5M shares outstanding:  Management – Approximately 1%  Directors – Approximately 1%  Employees – Approximately 5% a) Employee Stock Ownership Plan, b) Employee Stock Purchase Plan and c) equity incentives  The above percentages do not include approximately 60K in unvested RSA shares

9 M&A • M&A Strategic Focus  Branch(es)  Bank(s) Geographic Target Area  Wealth Management  Insurance Current Branch Network

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